UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Broadway Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROADWAY FINANCIAL CORPORATION

4800 Wilshire Boulevard

Los Angeles, California 90010

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Broadway Financial Corporation (the “Company”), which will be held at the Company’s principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California 90010, at 2:00 p.m., on June 16, 2004.

As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of three directors, to ratify the appointment of the Company’s independent auditors for 2004 and to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Your vote is very important, regardless of the number of shares you own. Even if you currently plan to attend the Annual Meeting, I urge you to mark, sign and date each proxy card you receive and to return it to the Company as soon as possible in the postage-paid envelope that has been provided. Returning your proxy card will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend.

Sincerely,

PAUL C. HUDSON

President and Chief Executive Officer

IMPORTANT:    If your Broadway Financial Corporation shares are held in the name of a brokerage firm or nominee, only that brokerage firm or nominee may execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account today and obtain instructions on how to direct him or her to execute a proxy.

If you have any questions or need any assistance in voting your shares, please telephone Beverly A. Dyck, the Company’s Investor Relations Representative, at (323) 634-1700, Ext 231.

BROADWAY FINANCIAL CORPORATION

4800 Wilshire Boulevard

Los Angeles, California 90010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 16, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Broadway Financial Corporation (the “Company”) will be held at the Company’s principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California 90010, at 2:00 p.m., on June 16, 2004, for the following purposes:

1)  To elect three directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2007 and until their successors are elected and have been qualified. The Board of Directors has nominated Mr. Elbert T. Hudson, Mr. Robert C. Davidson Jr. and Mrs. Rosa M. Hill;

2)  To ratify the appointment of KPMG LLP as the Company’s independent audit firm for 2004; and

3)  To consider such other business as may properly come before and be voted upon at the Annual Meeting of Stockholders or any postponement or adjournment thereof.

The Board of Directors has selected April 19, 2004 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s principal executive offices during the ten days prior to the meeting. The list will also be available for inspection at the Annual Meeting of Stockholders.

Please mark, sign, date, and return the accompanying proxy card in the enclosed postage-paid envelope at your earliest convenience, whether or not you currently plan to attend the Annual Meeting.

By Order of the Board of Directors

BEVERLY A. DYCK

Secretary

Los Angeles, California

May 3, 2004

BROADWAY FINANCIAL CORPORATION

4800 Wilshire Boulevard

Los Angeles, California 90010

PROXY STATEMENT

Annual Meeting of Stockholders

June 16, 2004

INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Broadway Financial Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California, 90010, at 2:00 p.m., on June 16, 2004, and at any postponement or adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 3, 2004.

The Company was incorporated under Delaware law in September 1995 for the purpose of acquiring and holding all of the outstanding capital stock of Broadway Federal Bank, f.s.b. (“Broadway Federal” or the “Bank”) as part of the Bank’s conversion from a federally chartered mutual savings and loan association to a federally chartered stock savings bank (the “Conversion”). The Conversion was completed, and the Bank became a wholly owned subsidiary of the Company, on January 8, 1996. Unless otherwise indicated, references in this Proxy Statement to the Company include the Bank as its predecessor.

The Board of Directors has selected April 19, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A total of 1,422,195 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), were outstanding at the close of business on that date. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders will be entitled to cast one vote for each share of Common Stock held by them of record at the close of business on the record date on any matter that may be presented at the Annual Meeting for consideration and action by the stockholders. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted for a vote of the stockholders. A plurality of votes cast is required for the election of directors and the affirmative vote of the majority of shares represented and voting will be required to ratify the appointment of KPMG LLP as the Company’s independent audit firm. If a broker indicates on its proxy that the broker does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to that matter.

All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, such proxies will be voted FOR the election of the nominees named in this Proxy Statement as directors and FOR approval of the appointment of KPMG LLP as the Company’s independent audit firm for the fiscal year ending December 31, 2004. Although the Board of Directors currently knows of no other matter to be brought before the Annual Meeting, if other matters properly come before the Annual Meeting and may properly be acted upon, including voting on a substitute nominee for director in the event that any director nominee named in this Proxy Statement becomes unwilling or unable to serve before the Annual Meeting, the proxies will be voted in accordance with the best judgment of the persons named in the proxies.

Any stockholder may revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a later signed and dated proxy or other written notice of revocation to Beverly A. Dyck, Secretary of the Company, at 4800 Wilshire Boulevard, Los Angeles, California 90010. A proxy will also be considered revoked if the stockholder executing the proxy is present at the Annual Meeting and chooses to vote in person.

The principal solicitation of proxies is being made by mail. The Company has retained U. S. Stock Transfer Corporation, the Company’s transfer agent, to assist in the solicitation of proxies for an estimated fee of $1,600 plus reimbursement of certain expenses. To the extent necessary, proxies may be solicited by officers, directors and employees of the Company, or its wholly owned subsidiaries, none of whom will receive additional compensation and may be solicited by telephone, personal contact or other means. The Company will bear the cost of the solicitation of proxies, including postage, printing and handling, and will reimburse brokers and other nominee holders of shares for their expenses incurred in forwarding solicitation material to beneficial owners of shares.

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, with the term of one class of directors to expire each year. Three directors are to be elected at the Annual Meeting. The Certificate of Incorporation does not provide for cumulative voting in the election of directors.

The following table sets forth the names and information regarding the persons who are currently members of the Company’s Board of Directors, including those nominated by the Board of Directors for election at the Annual Meeting. If elected, Elbert T. Hudson, Robert C. Davidson, Jr. and Rosa M. Hill will each serve for a term of three years and until their respective successors are elected and qualified. Each has consented to be named in this Proxy Statement and has indicated his or her intention to serve if elected. If any of the nominees becomes unable to serve as a director for any reason, the shares represented by the proxies solicited hereby may be voted for a replacement nominee selected by the Board of Directors.

On March 18, 2004, the Company purchased the holdings of Hot Creek Ventures 1, L.P. and its affiliates (“Hot Creek”) in Broadway Financial Corporation Common Stock, consisting of 410,312 shares, at a price of $14.00 per share and Hot Creek agreed, with certain exceptions, not to acquire shares of the Company’s stock in the future. Hot Creek further agreed that any shares of the Company’s stock that it might acquire in the future would be voted in the same proportions as all other shares of such stock are voted. Mr. David M. W. Harvey, a principal of Hot Creek, and a director of the Company since 2003, and whose term was to expire on June 21, 2006, resigned from his directorship effective March 18, 2004.

Name	Age at December 31, 2003	Director Since	Term Expires	Positions Currently Held with The Company and the Bank
NOMINEES:
Elbert T. Hudson (1)	83	1959	2004	Director and Chairman of the Board
Robert C. Davidson, Jr.	58	2003	2004	Director
Rosa M. Hill	74	1977	2004	Director

CONTINUING DIRECTORS:
A. Odell Maddox	57	1986	2005	Director
Daniel A. Medina	46	1997	2005	Director
Virgil Roberts	56	2002	2005	Director
Paul C. Hudson (1)	55	1985	2006	Director, President and Chief Executive Officer
Kellogg Chan	64	1993	2006	Director

(1)	Elbert T. Hudson and Paul C. Hudson are father and son.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR THE ABOVE NOMINEES.

The business experience of each of the nominees and continuing directors is as follows:

Nominees:

Elbert T. Hudson is Chairman of the Board of both the Company and the Bank and has engaged in the practice of law since his retirement as Chief Executive Officer of the Bank in 1992. He was elected as President/Chief Executive Officer of the Bank in 1972, a position he held until his retirement. Mr. Hudson is Chairman of the Executive Committee of the Bank, a committee he has served on continuously since 1972, and serves on the Board of Directors of Broadway Service Corporation (“BSC”), a wholly owned subsidiary of the Bank. He also served on the Loan Committee of the Bank from 1959 through 1984. Mr. Hudson, a member of the California Bar since 1953, was a practicing attorney prior to his election as President/Chief Executive Officer of Broadway Federal and resumed his practice upon retirement. Mr. Hudson is the Chairman of the Executive Committees of the Company and the Bank and a member of the Asset Review Committee of the Bank.

Robert C. Davidson, Jr. is Chairman/CEO of Surface Protection Industries, one of the largest African American owned manufacturing companies in California. Prior to acquiring Surface Protection Industries in 1978, Mr. Davidson held a number of entrepreneurial and consulting positions in Los Angeles, Boston and New York. He is a member of the Boards of Directors of Jacobs Engineering Group, Inc., Morehouse College, Children’s Hospital and the University of Chicago Graduate School of Business Advisory Council. Mr. Davidson is a member of the Compensation/Benefits and Nominating Committees of the Company, and is the Chairman of the Compensation/Benefits Committee of the Bank and a member of the Nominating Committee of the Bank.

Rosa M. Hill was formerly an elementary school teacher with Los Angeles City Schools and the Fisk University Children’s School, Nashville, Tennessee. She was also employed with the Los Angeles County Bureau of Social Services. Presently, Mrs. Hill works with families residing in Section 8 and HUD properties. She has been an active volunteer worker in the City of Los Angeles for many years. She has also served on the Board of Trustees of Bennett College, Greensboro, North Carolina, in the capacity of Vice Chairperson. Mrs. Hill is a member of the Holman United Methodist Church where she has held many leadership roles of the church. Mrs. Hill is the Chairwoman of the Compensation/Benefits Committee of the Company and a member of the Compensation/Benefits and Asset Review Committees of the Bank.

Continuing Directors:

A. Odell Maddox is Manager of Maddox Co., a real estate property management and sales company. Mr. Maddox served as a real estate appraiser for the Los Angeles County Assessor’s Office from 1969 to 1972 and as a loan consultant for Citizens Savings and Loan Association from 1978 to 1979. Mr. Maddox served as President of Maddox & Stabler Construction Company Inc. (a public works construction company) from 1984 to 1999. Mr. Maddox is a member of the Audit Committee of the Company, and is the Chairman of the Asset Review Committee of the Bank and a member of the Loan and Executive Committees of the Bank.

Daniel A. Medina is a private investor. Until March 31, 2000 he was a Managing Director in the Global Corporate Finance Practice for Arthur Andersen, LLP which he joined in February 1999. Prior to joining Arthur Andersen, Mr. Medina had been Vice President-Acquisitions for Avco Financial Services, Inc., since October 1996 and Managing Director-Corporate Advisory Department for Union Bank of California, N.A., a subsidiary of the Bank of Tokyo Mitsubishi Bank, since 1992. Mr. Medina has been a member of the Company’s Board of Directors since 1997. Prior to that time he was an advisor to the Broadway Federal Board of Directors beginning in 1993, and the Company’s Board of Directors beginning in 1996. Mr. Medina is the Chairman of the Nominating Committees of the Company and the Bank and the Chairman of the Audit/CRA/Compliance Committee of the Bank and a member of the Executive Committee of the Bank.

Virgil Roberts is the managing partner of Bobbitt & Roberts, a law firm representing clients in the entertainment industry. He became President of Dick Griffey Productions in 1982 and President of Solar Records in 1990. Mr. Roberts is the past Chairman of the Los Angeles Annenberg Metropolitan Project and a past Chairman of the California Community Foundation. He also serves on the Board of Directors of Community Build and is a Trustee of Occidental College. Mr. Roberts is the Chairman of the Audit Committee of the Company and a member of the Executive and Nominating Committees of the Company. He is the Chairman of the Investment Committee of the Bank and a member of the Audit/CRA/Compliance and Nominating Committees of the Bank.

Paul C. Hudson is the President and Chief Executive Officer of the Company and the Bank. Mr. Hudson joined the Bank in 1981, was elected to the Board of Directors in 1985, and served in various positions prior to becoming President and Chief Executive Officer in 1992. He serves as Chairman of the Los Angeles Community Redevelopment Agency. Mr. Hudson also serves on the board of the Community Foundation Land Trust, Los Angeles Orthopedic Hospital Foundation, American Red Cross, Phillips Graduate Institute, Alliance for College-Ready Public Schools and Community Build Inc. Mr. Hudson is a member of the Executive Committees of the Company and the Bank and a member of the Loan Committee of the Bank.

Kellogg Chan has been President of Asia Capital Group, Ltd., a biotechnology holding company since 2001. He has been a member of the Board of Directors of the Bank and the Company since 1993. He was Chairman and Chief Executive Officer of Universal Bank, f.s.b. from 1994 to 1995 and a consultant to Seyen Investments from 1993 to 1994. He was President and Chief Executive Officer of East-West Bank from 1976 to 1992. Mr. Chan is a past trustee of the Greater Los Angeles Zoo Association, and past member of the Boards of Directors of the San Marino City Club, the Southern California Chinese Lawyers Association and the San Gabriel Valley Council of Boy Scouts. Mr. Chan is a member of the Chinese American Citizens Alliance, Central City Optimists, and the San Marino City Club. Mr. Chan is a member of the Audit Committee of the Company, and is the Chairman of the Loan Committee of the Bank and a member of the Audit/CRA/Compliance and Investment Committees of the Bank.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Boards of Directors of the Company and the Bank each held eleven regular meetings during 2003. The Company’s Board of Directors held one special meeting and the Bank’s Board of Directors held four special meetings during 2003. The Company has four standing Board committees: the Executive Committee, the Compensation/Benefits Committee, the Audit Committee and the Nominating Committee. The Bank has seven committees: the Executive Committee, the Audit/CRA/Compliance Committee, the Compensation/Benefits Committee, the Loan Committee, the Asset Review Committee, the Investment Committee and the Nominating Committee.

Company Committees

The Executive Committee consists of Messrs. E. Hudson (Chairman), P. Hudson and Roberts. This Committee, together with the corresponding committee of the Bank’s Board of Directors, serves as an interim decision-making body that functions between Board of Directors meetings, if required, to assist the chief executive officer by providing input on critical issues and ensuring appropriate Board of Directors involvement in the strategic planning process. The Executive Committee held no meetings during 2003.

The Audit Committee consists of Messrs. Roberts (Chairman), Chan and Maddox. The Audit Committee, together with the corresponding committee of the Bank’s Board of Directors, is responsible for oversight of the internal audit function for the Company, assessment of accounting and internal control policies and monitoring of regulatory compliance. The Committee is also responsible for oversight of the Company’s independent auditors. The Board of Directors has adopted a written charter for the Audit Committee, which reflects changes determined to be necessary and appropriate in response to the Sarbanes-Oxley Act of 2002. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A. The members of the Audit Committee are independent directors as defined under the National Association of Securities Dealers’ listing standards. In addition, Mr. Chan meets the definition of “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”). The Audit Committee held one meeting in 2003.

The Compensation/Benefits Committee consists of Mrs. Hill (Chairwoman) and Mr. Davidson. This Committee, together with the corresponding committee of the Bank’s Board of Directors, is responsible for the oversight of salary and wage administration and various employee benefits, policies and incentive compensation issues at the Company level. The Compensation/Benefits Committee held one meeting during 2003.

The Nominating Committee, which was formed in 2004, consists of Messrs. Medina (Chairman), Davidson and Roberts. This Committee is responsible for the review of the qualifications of existing directors standing for re-election and new directors standing for election and making nomination recommendations of such directors to the Company’s Board of Directors. All members of the Committee are independent directors.

Bank Committees

The Executive Committee consists of Messrs. E. Hudson (Chairman), P. Hudson, Maddox and Medina. This Committee monitors financial matters, including capital adequacy and liquidity, and analyzes overall earnings performance, focusing on trends, regulations, projections and problem anticipation and resolution. It also monitors the status of litigation and serves as an interim decision-making body that functions between Board meetings, if required, to assist the chief executive officer by providing input on critical issues and ensuring appropriate Board involvement in the strategic planning process. The Executive Committee met three times during 2003.

The Audit/CRA/Compliance Committee consists of Messrs. Medina (Chairman), Chan and Roberts. The Audit/CRA/Compliance Committee is responsible for oversight of the internal audit function, assessment of accounting and internal control policies and monitoring Community Reinvestment Act/regulatory compliance. The Committee is also responsible for oversight of the Bank’s independent auditors. The Board of Directors has adopted a written charter for the Audit Committee, which was revised and restated to reflect changes determined to be necessary and appropriate in response to the Sarbanes-Oxley Act of 2002. The Audit/CRA/Compliance Committee met fifteen times during 2003. The members of the Audit/CRA/Compliance Committee are independent directors as defined under the National Association of Securities Dealers’ listing standards.

The Compensation/Benefits Committee consists of Mr. Davidson (Chairman), and Mrs. Hill. This Committee is responsible for the oversight of salary and wage administration and various employee benefits policies and incentive compensation issues, as well as the appraisal of the chief executive officer’s performance, determination of his salary and bonus, and making recommendations regarding such matters for approval by the Board of Directors. The Committee met once during 2003.

The Loan Committee consists of Messrs. Chan (Chairman), P. Hudson, Maddox and Mr. Heywood, Chief Loan Officer, a non-Board member. The Loan Committee is responsible for developing the lending policies of the Bank, monitoring the loan portfolio and compliance with established policies, and approving specific loans in accordance with the Bank’s loan policy. To expedite loan approvals, the Loan Committee communicates on an as needed basis by formal meetings, telephonic conferences or electronic correspondence, but at least monthly.

The Asset Review Committee consists of Messrs. Maddox (Chairman), and E. Hudson, and Mrs. Hill. The Asset Review Committee is responsible for the review and approval of asset classifications, and for monitoring delinquent loans and foreclosed real estate. In addition, the Asset Review Committee reviews the adequacy of the Bank’s loan valuation allowance. The Committee met four times during 2003.

The Investment Committee consists of Messrs. Roberts (Chairman) and Chan. The Investment Committee is responsible for monitoring the Bank’s interest rate risk in order to reduce the Bank’s vulnerability to changes in interest rates. The Committee also monitors and controls the level and types of securities investments made by the Bank. The Committee met six times during 2003.

The Nominating Committee, which was formed in 2004, consists of Messrs. Medina (Chairman), Davidson and Roberts. This Committee is responsible for the review of the qualifications of existing Bank directors standing for re-election and new Bank directors standing for election and the nomination of such directors to the Bank’s Board of Directors. All members of the Committee are independent directors.

Board Policies Regarding Communications with the Board of Directors and Attendance at Annual Meetings

The Board of Directors has an established process for stockholders to communicate with the Board of Directors. Stockholders may send communications to the Board of Directors or any individual director by mail addressed to: Board of Directors, Broadway Federal Bank, 4800 Wilshire Boulevard, Los Angeles, California 90010. Communications addressed to the Board of Directors will be reviewed by the Secretary and directed to the Chairman of the Board for further review and distribution to all members of the Board of Directors. Communications addressed to individual directors will be forwarded directly to the office of the named director. The Company encourages all members of the Board of Directors to attend the annual meeting of stockholders. In 2003, all but one of the Company’s directors attended the annual meeting.

Executive Officers Who Are Not Directors

The following table sets forth information with respect to executive officers of the Company and the Bank who are not directors. Officers of the Company and the Bank serve at the discretion of, and are elected annually by the respective Boards of Directors.

Name	Age(1)	Positions Held With the Company and the Bank
Alvin D. Kang	59	Chief Financial Officer of the Company and Executive Vice President/Chief Financial Officer of the Bank
Eric V. Johnson	44	Senior Vice President/Chief Retail Banking Officer of the Bank
Johnathan E. Heywood	36	Senior Vice President/Chief Loan Officer of the Bank

(1)	As of December 31, 2003.

The business experience of each of the executive officers is as follows:

Alvin D. Kang joined Broadway Federal in December 2001 as Executive Vice President/Chief Financial Officer. Prior to joining Broadway Federal, Mr. Kang was Executive Vice President at Takenaka & Company, LLC, a consulting and investment-banking firm from August 1999 to April 2002, and was the Managing Member of Mu & Kang Consultants L.L.C. from November 1997 to August 1999. Prior to that, Mr. Kang served as an Audit Partner with KPMG LLP and Ernst & Young LLP and he has 34 years experience in the thrift and banking industries. During his public accounting career, Mr. Kang was active in the Financial Managers Society and was a frequent speaker at industry conferences. He also served on the Savings and Loan Committee of the American Institute of Certified Public Accountants.

Eric V. Johnson joined Broadway Federal Bank in May 1999 as Senior Vice President/Chief Loan Officer and currently serves as Senior Vice President/Chief Retail Banking Officer and Foreign Asset Control Compliance Officer. Prior to joining Broadway Federal, Mr. Johnson was Senior Vice President of Loan Servicing at Home Savings of America, from 1993 to 1999. Mr. Johnson is a member of the Board of Directors of the Harriet Buhai Center for Family Law, Holman Community Development Corp. (HCDC) and AIDS Service Center in Pasadena. Mr. Johnson has been an active member of Holman United Methodist Church for over 18 years and holds many leadership roles in the church.

Johnathan E. Heywood joined Broadway Federal Bank in May 2002 as Senior Vice President/Chief Loan Officer. Prior to joining Broadway Federal, from 1999 to 2001, Mr. Heywood was Vice President of Numerata, Inc., a corporation that provides Internet, web-based technologies to the real estate industry. From 1997 to 1999, Mr. Heywood was a Partner at Irvine City Financial, L.L.C, a real estate investment company. Mr. Heywood also served as Vice President-Loan Origination from 1995 to 1997 at First Fidelity Thrift and Loan Association and Vice President — Major Loans at Irvine City Bank from 1989 to 1995. Mr. Heywood is a member of the National Association of Realtors, Mortgage Bankers Association, Real Estate Information Professionals Association and the Alliance for Advanced Real Estate Transaction Technology.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information, as of March 31, 2004, concerning the shares of the Company’s Common Stock owned by each person known to the Company to be a beneficial owner of more than 5% of the Company’s Common Stock, by each of the directors and executive officers of the Company and the Bank, and by all directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Beneficial Owners:
Wellington Management Co. 75 State Street Boston, Massachusetts 02109	179,180	(2)	11.45%
Broadway Federal Bank Employee Stock Ownership Plan	97,315	(1)	6.22%

Directors and Executive Officers:	(1)
Elbert T. Hudson	27,471	(3)(4)	1.75%
Paul C. Hudson	93,453	(5)	5.97%
Kellogg Chan	25,675	(6)	1.64%
Robert C. Davidson, Jr.	516	(7)	0.03%
Rosa M. Hill	27,684	(8)(9)	1.77%
A. Odell Maddox	15,914	(10)	1.02%
Daniel A. Medina	5,426	(6)(11)	0.35%
Virgil Roberts	5,404	(7)(12)	0.34%
Alvin D. Kang	16,222	(13)(14)	1.04%
Eric V. Johnson	18,414	(15)	1.18%
Johnathan E. Heywood	8,920	(16)	0.57%
All directors and executive officers as a group (11 persons)	245,099		15.66%

(1)	The address for each of the directors and executive officers and the Broadway Federal Bank Employee Stock Ownership Plan is 4800 Wilshire Boulevard, Los Angeles, California 90010.

(2)	Based on information derived from Schedule 13G/A filed with the Securities and Exchange Commission by Wellington Management Company, LLP, a Massachusetts limited liability partnership (“WMC”), on February 12, 2004 in its capacity as investment advisor for First Financial Fund, Inc., a registered closed-end investment company. WMC may be deemed the beneficial owner of shares of Common Stock owned by its clients, including 49,900 shares owned by First Financial Fund, Inc. as to which WMC has shared dispositive voting power and which are reported in the total beneficial ownership of WMC of 179,180 shares.

(3)	Includes 6,322 shares held jointly with spouse with whom voting and investment power are shared.

(4)	Includes 3,451 allocated shares under the Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan (the “ESOP”), and 15,090 shares subject to options granted under the Company’s Long Term Incentive Plan (the “LTIP”), which options are currently exercisable.

(5)	Includes 13,657 allocated shares under the ESOP, and 57,535 shares subject to options granted under the LTIP, which options are currently exercisable.

(6)	Includes 4,100 shares subject to options granted under the Company’s 1996 Stock Option Plan for Outside Directors (the “Directors Stock Option Plan”), which options are all currently exercisable.

(7)	Includes 356 shares subject to options granted under the “Directors Stock Option Plan” and 160 shares subject to grants under the Recognition and Retention Plan, which options and grants are all currently exercisable.

(8)	Includes 7,298 shares subject to options granted under the Director’s Stock Option Plan, which options are all currently exercisable.

(9)	Includes 19,282 shares held jointly with spouse with whom voting and investment power are shared.

(10)	Includes 460 shares subject to options granted under the Director’s Stock Option Plan and 60 shares subject to grants under the Recognition and Retention Plan, which options and grants are all currently exercisable.

(11)	Includes 432 shares held jointly with spouse with whom voting and investment power are shared.

(12)	Includes 4,888 shares held jointly with spouse with whom voting and investment power are shared.

(13)	Includes 1,500 shares held jointly with spouse with whom voting and investment power are shared.

(14)	Includes 1,122 allocated shares under the ESOP and 10,000 shares subject to options granted under the LTIP, which options are all currently exercisable.

(15)	Includes 4,137 allocated shares under the ESOP and 12,517 shares subject to options granted under the LTIP, which options are all currently exercisable.

(16)	Includes 320 allocated shares under the ESOP and 8,000 shares subject to options granted under the LTIP, which options are all currently exercisable.

EXECUTIVE COMPENSATION, BENEFITS AND RELATED MATTERS

The following table sets forth the annual and long-term compensation for the Company’s President/Chief Executive Officer, Chief Financial Officer, Chief Retail Banking Officer and Chief Lending Officer (collectively, the “Named Executive Officers”) during the Company’s last three fiscal years:

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARS (#)	LTIP Payouts ($)	All Other Compensation ($)
Paul C. Hudson President/Chief Executive Officer	2003	189,600	66,403	—	10,108	—		5,427 1,548 14,583	(1) (2) (3)
	2002	159,538	21,375	—	2,448	29,718	5,010	4,654 971 13,946	(1) (2) (3)
	2001	154,475	21,375	—		5,648	5,010	5,275 828 8,993	(1) (2) (3)

Alvin D. Kang Chief Financial Officer (4)	2003	157,200	54,180	—	13,035	—		4,348 1,612 14,583	(1) (2) (3)
	2002	143,033	—	—	5,500	50,000	—	2,100 1,548	(1) (2)
	2001	8,355	—	—	—	—	—	— 129	(1) (2)

Eric V. Johnson Chief Retail Banking Officer	2003	130,973	36,905	—	10,507	—		3,700 2,139 12,471	(1) (2) (3)
	2002	127,922	16,477	—	2,400	28,704	2,086	3,610 375 10,808	(1) (2) (3)
	2001	123,263	15,950	—	—	11,296	2,086	3,996 360 7,047	(1) (2) (3)

Johnathan E. Heywood Chief Loan Officer (4)	2003	107,200	26,123	—	7,110			2,625 351 4,164	(1) (2) (3)
	2002	66,334	—	—	3,000	40,000	—	202	(2)

(1)	Reflects amounts contributed by the Company to the 401(k) Plan on behalf of each individual. The Company each year matches up to 50% of the employees contribution, not to exceed 3% of salary.

(2)	Reflects the dollar value of group term life insurance paid by the Bank during the periods covered.

(3)	Reflects the dollar value of contributed ESOP shares.

(4)	Alvin D. Kang and Johnathan E. Heywood were hired in December 2001 and May 2002, respectively.

Aggregated Option/SAR Exercises In Last

Fiscal Year And Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARS at Fiscal Year-End (#) Exercisable (E)/ Unexercisable (U)		Value of Unexercised In-the-Money Options/ SARS at Fiscal Year-End ($) Exercisable (E)/ Unexercisable (U)
Paul C. Hudson	—	—	26,035 57,535	(U) (E)	169,928 447,725	(U) (E)

Alvin D. Kang	—	—	40,000 10,000	(U) (E)	252,980 63,245	(U) (E)

Eric V. Johnson	—	—	27,483 12,517	(U) (E)	184,352 94,964	(U) (E)

Johnathan E. Heywood	—	—	32,000 8,000	(U) (E)	202,384 50,596	(U) (E)

DIRECTOR COMPENSATION

No remuneration was paid to the directors by the Company in 2003. Currently, the Chairman of the Board of Broadway Federal receives a monthly retainer fee of $3,224, and all other directors of Broadway Federal, who are not employees, receive a monthly retainer fee of $1,000 each. A fee of $500 is paid to each director of Broadway Federal, other than the Chairman of the Board and the President, for special Board meetings. Committee meeting fees of $200 per meeting, except for the Loan Committee, are also paid to directors of Broadway Federal, other than the Chairman of the Board and the President. Loan Committee members, other than the President and the Chief Lending Officer, are paid a monthly fee of $500.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s current loan policy provides that all loans made by the Company or its subsidiaries to its directors and executive officers must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of collectibility or present other unfavorable features.

On September 30, 1999, the Bank made a $550,000 loan to Maddox & Stabler LLC. Mr. A. Odell Maddox is a director of the Company and the Bank. The loan is secured by a 24-unit multi-family property located in Los Angeles, California. The terms of the 30-year loan include an initial interest rate of 8% fixed for the first five years. Thereafter the interest rate will be 2.50% over the one-year Treasury Bill rate. Since inception, payments on the loan have been made as agreed. As of March 31, 2004, the outstanding balance of the loan was $522,026.

On March 18, 2004, the Company signed a stock purchase agreement with Cathay General Bancorp (“Cathay”) providing for the sale by the Company of up to 215,000 shares of the Company’s Common Stock to Cathay at a price of $13.50 per share, subject to the receipt by Cathay of required regulatory approval for the transaction. The Company also announced its intent to make a public tender offer for up to 183,251 shares of Common Stock, constituting 10% of the Company’s Common Stock outstanding at December 31, 2003, at a price of $14.00 per share upon completion of the stock sale to Cathay. The agreement with Cathay contains a standstill provision under which Cathay has agreed not to acquire additional shares of Broadway Financial Corporation stock. Cathay has informed the Company that its proposed investment in the Company is intended to support the Company in its role as a provider of banking services to the minority communities in the Company’s market area, as part of Cathay’s desire to be responsive to opportunities to serve under the Community Reinvestment Act.

Subsequent to entering into the Stock Purchase Agreement, Cathay withdrew its previously submitted regulatory application after discussion with its banking regulators. Cathay and the Company have informally agreed that Cathay will proceed currently with a purchase of approximately 70,000 shares (a 4.9% interest) of the contemplated total of up to 215,000 shares of the Company’s Common Stock, which it may do without obtaining regulatory approval. Cathay will defer pursuing regulatory approval of the purchase of the remaining up to 145,000 shares (an additional 10% interest) of the Company’s Common Stock until later this year.

SEVERANCE AGREEMENTS

The Company and the Bank have entered into severance agreements with each of Messrs. Paul Hudson, Kang, Johnson and Heywood. Each agreement provides that if, within three years of any Change in Control (as defined in the agreement), the officer’s employment is terminated, either by the officer following a demotion or other specified adverse treatment or by the Company or the Bank other than for Cause (as defined in the agreement), then the officer will receive a severance payment equal to the sum of (A) the officer’s unpaid salary and bonus or other incentive compensation for the remainder of the year in which employment is terminated, and (B) a specified multiple of the highest Annual Compensation (as defined in the agreement) paid to the officer in any of the three years preceding termination of employment. The multiple is 2.5 for Mr. Hudson, 2 for Mr. Kang and 1.5 for each of Messrs. Johnson and Heywood. In addition to these payments, any stock options and similar rights held by the officer will become fully vested and exercisable, and the health and other benefits coverage provided to the officer will be continued for one year after termination of employment.

APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected KPMG LLP as the Company’s independent audit firm for the fiscal year ending December 31, 2004. It is anticipated that representatives of KPMG will be present at the Annual Meeting. The KPMG LLP representatives will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to any appropriate questions from stockholders. KPMG LLP performed the independent audit of the Company’s financial statements for the fiscal year ended December 31, 2003. Audit services included examination of the consolidated financial statements of the Company and a review of certain filings by the Company with the Securities and Exchange Commission.

The following table sets forth information regarding the aggregate fees billed to the Company for services rendered by KPMG LLP for the fiscal year ended December 31, 2003:

	2003	2002
Audit fees	$148,500	$129,500
Audit related fees	—	—
Tax fees (1)	55,750	30,450
All other fees	—	—

Total Fees	$204,250	$159,950

(1)	For tax consultation and tax compliance services.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO RATIFY

THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, as well as the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States of America, including SAS 61. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services provided by the auditor with the auditors’ independence.

The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2003. The Committee has also recommended to the Board the selection of the Company’s independent auditors.

This report of the Audit/Compliance Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Mr. Virgil Roberts

Mr. Kellogg Chan

Mr. Odell Maddox

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the Securities and Exchange Commission. To our knowledge, based solely on the Company’s review of the copies of such reports furnished to us and written representations as to whether such reports were required during the fiscal year ended December 31, 2003, Alvin D. Kang was late in filing one Form 4, Larkin Teasley filed a Form 4 covering one previously unreported transaction and Virgil Roberts filed a Form 4 covering eight previously unreported transactions.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE ANNUAL MEETING

Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company’s 2005 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Company on or before January 4, 2005. The Board of Directors will review any stockholder proposals which are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the proxy solicitation materials and for consideration at the Annual Meeting. Except for director nominations, any stockholder may make any proposal at the 2004 Annual Meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary of the Company on or before May 17, 2004, such proposal may only be voted upon at a meeting held at least 30 days after the Annual Meeting at which it is presented. Stockholder director nominations must be received by the Company no earlier than March 19, 2004 and no later than April 17, 2004.

Under the Company’s Bylaws, stockholder nominations for election of directors may only be made pursuant to timely notice in writing to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year’s Annual Meeting (between March 20, 2004 and April 19, 2004) to be considered at the Annual Meeting in year 2005. Such notice must state the nominee’s name, age and business and residence addresses, the nominee’s principal occupation or employment, and the class and number of shares of Common Stock beneficially owned by the nominee on the date of the notice. The required notice must also disclose certain information relating to the nominee of the type required to be disclosed in a proxy statement and in certain other filings under federal securities laws.

ANNUAL REPORT AND FORM 10-KSB

The 2003 Annual Report to Stockholders containing the consolidated financial statements of the Company for the year ended December 31, 2003 accompanies this proxy statement.

Stockholders may obtain, without charge, a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission, without accompanying exhibits, by writing to Beverly A. Dyck, Investor Relations Representative, Broadway Financial Corporation, 4800 Wilshire Boulevard, Los Angeles, California 90010. Stockholders may obtain any of the exhibits that are referred to in the list of exhibits in the Form 10-KSB upon payment to the Company of the cost of furnishing them.

BY ORDER OF THE BOARD OF DIRECTORS

Beverly A. Dyck

Secretary

APPENDIX A

Audit Committee Charter

The Board of Directors (“Board”) of Broadway Financial Corporation ( “Company”) has elected a subcommittee of directors to act on their behalf as the Audit Committee (“Committee”). As the Audit Committee, they have been delegated certain powers as defined herein.

I.	STATEMENT OF AUTHORITY

The Board elected the Committee and empowered the Committee with oversight responsibility in order to ensure that the Company is consistently working to maintain and improve internal controls and financial reporting, as well as maintain compliance with all applicable laws and regulations.

To discharge its oversight responsibilities effectively, the Committee will maintain open lines of communication with the Board, the Company’s Management, the Internal Auditor, and the Independent Accountant.

The Board recognizes that an informed, vigilant Audit Committee represents an effective influence for monitoring and evaluating adherence to internal operating and accounting controls along with fair and complete financial reporting as established by the Company’s Management and as reported on by the Independent Accountants and the Internal Auditor. The members of the Committee are charged with the same duty of good faith, diligence, care and skill expected of them as Directors of the Company.

II.	ORGANIZATION

1.	The Committee shall be composed of three outside directors who are independent of the Company’s management in compliance with the rules of the Securities and Exchange Commission and Nasdaq. The members of the Committee shall be elected by the Board for a one-year term. All vacancies in the Committee are to be filled by the Board to complete the unexpired term.

2.	The Committee shall have a Chair, elected by the Board. The Chair with the assistance of the Internal Auditor shall call meetings, determine who, in addition to Committee members, shall attend, preside at each meeting of the Committee and appoint a secretary who shall keep a record of the Committee’s proceedings.

3.	The Committee shall meet at least quarterly to review the financial statements, the activities and reports of the Internal Auditor and the Independent Accountant and other matters requiring consideration by the Committee. The Committee Chair may call other meetings during the year as deemed necessary and prudent.

4.	The Committee shall meet privately with the Internal Auditor at each Committee meeting and with the Independent Accountants when they present the audit plan and when they present their audit findings. The Committee shall meet with Officers and Management when they are invited by the Committee for reviews and confirmation of responses.

5.	The Committee shall report its significant activities to the full Board, at least quarterly, to keep the Board informed of Committee activities, their findings and their respective resolution.

III.	DUTIES AND RESPONSIBILITIES

The Committee shall be responsible for overseeing the Company’s internal operation and accounting controls. To this end, the Committee has been charged with the following duties and responsibilities:

1.	Sole authority to appoint and terminate the Company’s Independent Accountant, approve in advance all audit engagement fees and terms, and all fees and terms of nonaudit engagements with the Independent Accountant.

Audit Committee Charter

2.	Responsibility for the compensation and oversight of the work of the Company’s Independent Accountant, including the resolution of disagreements between Management and the Independent Accountant regarding financial reporting.

3.	Provide an open avenue of communication between the Internal Auditor, the Independent Accountant, the Office of Thrift Supervision (OTS) and the Board.

4.	Review the Committee’s charter annually and update it as changes are deemed necessary to clarify the duties of the Committee and to maintain compliance with all applicable laws and regulations.

5.	Review and approve the appointment, replacement, reassignment, or dismissal of the Internal Auditor.

6.	Confirm and assure the independence of the Internal Auditor and the Independent Accountant, including a review of management consulting services and related fees provided by the Independent Accountant and obtaining a formal written statement from the Independent Accountant delineating all relationships between the Independent Accountant and the Company consistent with Independence Standards Board Standard 1.

7.	Inquire of Management, the Internal Auditor, OTS, and the Independent Accountant in regards to significant risks or exposures and assess the steps Management has taken to minimize such risk to the Company.

8.	In consultation with the Independent Accountant and the Internal Auditor, determine the annual audit scope and annual audit plan of the Internal Auditor and the Independent Accountant.

9.	Consider, with Management and the Board, the rationale for employing any audit firms other than the principal Independent Accountant.

10.	Review with the Internal Auditor and the Independent Accountant the coordination of audit effort, reduction of redundant efforts and the effective use of audit resources.

11.	Consider and review with the Independent Accountant and the Internal Auditor:

•	The adequacy of the Company’s internal controls including computerized information system controls and security, and the Company’s accounting principles, practices and judgments or changes in accounting principles.

•	Any related significant findings and recommendations of the Independent Accountant and Internal Auditor together with Management’s responses thereto.

12.	Review with Management and the Independent Accountant those reports as set forth in the requirements of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FIDICIA”) in 12 CFR Part 363, Annual Independent Audit and Reporting Requirements:

•	The Company’s annual financial statements and related footnotes.

•	The Independent Accountant’s audit of the financial statements and their report thereon.

•	Any significant changes required in the Independent Accountant’s audit plan.

•	Any significant difficulties or disputes with Management encountered during the course of the audit.

•	Other matters related to the conduct of the audit communicated to the Committee under generally accepted auditing standards.

Audit Committee Charter

13.	Consider and review with Management and the Internal Auditor:

•	Significant findings during the year and Management’s responses thereto.

•	Any difficulties encountered in the course of the Internal Auditor’s audits, including any restrictions on the scope of the Internal Auditor’s work or access to required information.

•	Any changes required in the planned scope of the Internal Auditor’s audit plan.

•	The internal auditing department staffing.

•	Internal auditing’s compliance with the Institute of Internal Auditor’s Standards for the Professional Practice of Internal Auditing (Standards).

14.	Review filings with the SEC, OTS and other published documents containing the Company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

15.	Review with Management and the Internal Auditor the interim financial reports that are filed with the OTS or other regulators.

16.	Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the Internal Auditor or the Independent Accountant.

17.	A Member of the Audit Committee will review the Chief Executive Officer’s expense account on a quarterly basis or as determined by the Audit Committee.

18.	Review with the Internal Auditor the results of the review of the Company’s compliance with the Company’s code of conduct.

19.	Establish a procedure for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls and auditing matters by the Company, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, so that complaints are treated confidentially and anonymously and reported to the Audit Committee by the Internal Auditor, who will administer the procedure.

20.	Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

21.	Meet with the Director of Internal Auditing, the Independent Accountant, and Management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

22.	Report Committee actions to the Board with such recommendation as the Committee may deem appropriate.

23.	The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation and the Company shall provide appropriate funding, as determined by the Committee, for any advisors retained by the Committee and for the normal functioning of the Committee.

Audit Committee Charter

24.	The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

25.	The Committee will perform such other functions as assigned by law, the Company’s charter or bylaws, or as assigned by the Board.

IV.	OBJECTIVES AND SCOPE

The objective of the Committee, in addition to those set forth above, is to assist the Board in the effective discharge of its responsibilities by furnishing the Board with analysis, recommendations, and pertinent comments concerning the activities reviewed.

The Committee shall accomplish this objective through activities such as those listed below:

A.	Reviewing and evaluating existing accounting, financial, data processing, and operating controls that are established by the Board.

B.	Determining compliance with regulations, Management’s plans, policies, procedures and the implementation thereof.

C.	Reviewing operations or systems to determine whether results are consistent with the objectives and goals of the Board and Management.

D.	Reviewing Management’s design and implementation of systems, policies and procedures.

E.	Determining the extent to which Management properly accounts for and safeguards assets.

F.	Conducting special audits or reviews determined to be necessary by the Committee or as a result of Board or Management requests.

G.	Evaluating the adequacy and reliability of information and communication within the Company for Management’s use.

H.	Insuring that caution is taken and audit activities are performed in a manner consistent with “The Standards for the Professional Practice of Internal Auditing” promulgated by the Institute of Internal Auditors.

I.	Coordinating the relationship between internal and external audits.

J.	Determining that appropriate efforts have been made to clear audit exceptions by requiring that responses to audits be in writing. The reply should address corrective action taken or to be taken to all recommendations or, if not in agreement with the recommendation, the justification for the difference in opinion.

K.	If an audit has been conducted, and the audited entity(ies) has/have failed to respond timely to the audit inquiry or failed to take reasonable steps to clearing an audit exception, the Committee shall direct that appropriate remedial action be taken and that note of the incident be incorporated in any relevant employee’s personnel file.

Audit Committee Charter

V.	INDEPENDENCE

Independence is essential to the effectiveness of internal auditing. This independence is obtained primarily through the Audit Committee Charter and the Board of Directors.

The organizational structure of the internal auditing function and the supports accorded to it by the Board and Management are major determinants of effectiveness and value. The Internal Auditor, therefore, reports to the Audit Committee of the Board whose authority assures both a broad range of audit coverage and the adequate consideration of an effective action on the audit findings and recommendations. Administratively, the Internal Auditor reports to the President and CEO.

The Board of Directors approved and adopted this Charter on April 23rd, 2004.

APPENDIX B

Nominating Committee Charter

The Board of Directors (“Board”) of Broadway Financial Corporation (“Company”) has elected a committee of the Directors to act on their behalf as the Nominating Committee (“Committee”). The Committee has been delegated certain powers by the Board as defined herein.

I.	STATEMENT OF AUTHORITY

The Board elected and empowered the Committee to function as the Nominating Committee of the Board and to manage the nomination process for candidates for election to the Board. Through this charter, the Board delegates certain authority to the Committee to assist with the fulfillment of the Committee’s responsibilities.

To discharge its responsibilities effectively, the Committee will maintain open lines of communication with the Board, the Company’s management, and shareholders. The members of the Committee are charged with the same duty of care, good faith, diligence and skill expected of them as Directors of the Company.

II.	ORGANIZATION

The Committee shall be composed of three members who are independent of the Company’s management. The Board shall elect the members of the Committee for a one-year term. All vacancies in the Committee are to be filled by the Board to complete the unexpired term.

The Board shall designate the Chair of the Committee. The Chair shall call meetings, determine who, in addition to members of the Committee, shall attend, preside at each meeting of the Committee, and appoint a secretary who shall keep a record of Committee proceedings.

The Committee shall meet at least annually to conduct and manage the nomination process for Directors, and the Chair may call other meetings of the Committee during the year, as the Chair deems necessary and prudent.

The Committee shall report its significant actions and activities to the full Board to keep the Board informed of the Committee’s findings, actions and activities.

III.	DUTIES AND RESPONSIBILITIES

Nomination Duties and Responsibilities

1.	The Committee shall review the qualifications and performance of current Directors standing for re-election and determine their willingness to be re-elected.

2.	The Committee shall seek to identify qualified candidates to become members of the Board, as determined by the Board to be desirable to fill vacancies or to expand the Board from time to time.

3.	The Committee will consider, using the same criteria as for other candidates, Director candidates recommended by shareholders in accordance with the procedures stated in the Company’s bylaws.

4.	The Committee will direct disclosure of the Committee’s charter on the Company’s website or as an appendix to the Company’s proxy statement at least once every three years in accordance with the rules of the Securities and Exchange Commission.

Nominating Committee Charter

Nominee Qualifications

Nominees for election to the Board should have more than one of the following qualifications:

1.	Be familiar with the Company’s business and the business of the Company’s bank subsidiary, Broadway Federal Bank (“Bank”).

2.	Have a successful career and be familiar with and knowledgeable of the market and communities in which the Bank operates.

3.	Understand financial statements, budgeting and strategic planning.

4.	Provide occupational, gender and/or ethnic diversity to the Board.

5.	Understand the operation and scope of laws, regulations and contract obligations applicable to the Company and the Bank.

6.	Have established a reputable business reputation and network of contacts within the market in which the Bank operates, and the capacity to bring new business to the Bank.

7.	Willingness and ability to commit time to prepare for and attend Board and committee meetings.

The Board of Directors approved and adopted this Charter on April 23rd, 2004.

BROADWAY FINANCIAL CORPORATION

REVOCABLE PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 16, 2004

THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY

I/we hereby constitute and appoint Elbert T. Hudson and Paul C. Hudson, and each of them, my/our attorneys, agents and proxies, with full power of substitution to each, to attend and act as proxy or proxies at the 2004 Annual Meeting of Stockholders of Broadway Financial Corporation, which will be held at its principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California 90010, on Wednesday, June 16, 2004 at 2:00 p.m., and at any postponement or adjournment thereof, and to vote as I/we have indicated the number of shares which I/we, if personally present, would be entitled to vote.

TO RETURN YOUR PROXY CARD BY MAIL

•	Mark, sign and date your proxy card.
•	Detach your proxy card.
•	Mail your proxy card in the postage

paid envelope provided.

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BROADWAY FINANCIAL CORPORATION

1. ELECTION OF DIRECTORS	☐	FOR all nominees listed below (except as indicated to the contrary (below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees: Elbert T. Hudson, Robert C. Davidson, Jr. and Rosa M. Hill INSTRUCTION: TO WITHHOLD AUTHORITY to vote for individual nominee(s) write that nominee’s(s’) name in the space below.

2. RATIFICATION OF APPOINTMENT OF KPMG LLP as the independent audit firm of Broadway Financial Corporation for the year ending December 31, 2004 ☐ FOR ☐ AGAINST ☐ ABSTAIN

PLEASE SIGN AND DATE BELOW

I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I/we acknowledge receipt of the notice of Annual Meeting and the Proxy Statements which accompanies the notice.

Dated: ___________________________________________________, 2004

________________________________________________

Signature

________________________________________________

Signature

Please date this Proxy and sign above as your name(s) appear(s) on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should give their full titles.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG, LLP. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

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Please Detach here

You Must Detach This Portion of the Proxy Card

Before returning it in the Enclosed Envelope